EXHIBIT 99.3

EXECUTION VERSION

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 2, 2017 (this “Agreement”), to that certain Third Amended and Restated Credit Agreement, dated as of March 22, 2016 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified by this Agreement, the “Amended Credit Agreement”) among Griffon Corporation, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto.

RECITALS:

WHEREAS, pursuant to Section 10.02 of the Credit Agreement, the Credit Agreement may be amended by a written document entered into by the Administrative Agent, with the consent of the Required Lenders;

WHEREAS, in connection with the ClosetMaid Acquisition (as defined below), the Borrower wishes to amend the Credit Agreement to, among other things, modify the maximum Consolidated Leverage Ratio covenant set forth in Section 7.11(a) thereof;

WHEREAS, the Required Lenders are willing to agree to the amendments to the Credit Agreement set forth in Section 2 hereof on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

““ClosetMaid Acquisition” means the acquisition of the Shares and the Purchased Assets under and as defined in the Asset and Stock Purchase Agreement, dated as of September 1, 2017 between Emerson Electric Co. and ClosetMaid Acquisition Corp.”

““Second Amendment” means the Second Amendment to Third Amended and Restated Credit Agreement, dated as of September 25, 2017, among the Borrower, the Lenders party thereto and the Administrative Agent.”

““Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.”

(b) Amendments to Section 7.11 of the Credit Agreement. Section 7.11(a) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“provided, further, that (i) in the event that the ClosetMaid Acquisition is consummated, with respect to any Test Period that ends prior to the earlier to occur of (x) the date on which a sale or other disposition (the “Clopay Plastic Products Sale”) of Clopay Plastic Products Company, Inc. is consummated and (y) July 1, 2018, the applicable ratio set forth above, as modified by the preceding proviso, shall increase by an additional 0.25 and (ii) in the event that the Clopay Plastic Products Sale is not consummated on or prior to September 30, 2018, the applicable ratio set forth above for any Test Period ending during the period from April 1, 2018 through March 31, 2019 shall increase by 0.25 until such time as the Clopay Plastic Products Sale is consummated (but in no event shall the required Consolidated Leverage Ratio be greater than 6.00:1.00).”

Section 3. Conditions. This Agreement shall become effective on the date (the “Second Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) the Administrative Agent shall have received this Agreement, duly executed and delivered by a duly authorized officer of each of (A) the Borrower, (B) the Administrative Agent and (C) the Required Lenders;

(b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document;

(c) the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Loan Party in each of the Loan Documents to which it is a party, shall be true and correct in all material respects on and as of the Second Amendment Effective Date; provided that any representation and warranty that expressly relates to a given date shall be true and correct in all material respects as of such given date;

(d) no Default shall have occurred and be continuing; and

(e) the ClosetMaid Acquisition shall be consummated substantially contemporaneously with the effectiveness of this Agreement.

Section 6. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Loan Party in each of the Loan Documents to which it is a party, are true and correct in all material respects on and as of the Second Amendment Effective Date (or to the extent that any representation and warranty expressly relates to a given date, as of such given date) and (b) at the time of and immediately after giving effect to this Agreement, no Default has occurred and is continuing.

Section 7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

Section 8. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 10. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRIFFON CORPORATION

By:	/s/ Thomas D. Gibbons
	Name:	Thomas D. Gibbons
	Title:	Vice President and Treasurer

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Joon Hur
	Name:	Joon Hur
	Title:	Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

Wells Fargo Bank, NA, as Lender

By:	/s/ Stephanie Allegra
	Name:	Stephanie Allegra
	Title:	Senior Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ John Falke
	Name:	John Falke
	Title:	Senior Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jed Pomerantz
	Name:	Jed Pomerantz
	Title:	Senior Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

Citizens Bank, N.A., as Lender

By:	/s/ Angela Reilly
	Name:	Angela Reilly
	Title:	Senior Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

Manufacturers and Traders Trust Company, as Lender

By:	/s/ William Terraglio
	Name:	William Terraglio
	Title:	Vice President

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

KeyBank, N.A., as Lender

By:	/s/ David W. Lewing
	Name:	David W. Lewing
	Title:	Senior Vice President / CSL

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]

BMO Harris Bank N.A., as Lender

By:	/s/ Matt Gerber
	Name:	Matt Gerber
	Title:	Director

[Griffon Corporation – Second Amendment to Third Amended and Restated Credit Agreement]